FLEXSHARES® TRUST

FlexShares® STOXX® Global Broad Infrastructure Index Fund

SUPPLEMENT DATED OCTOBER 31, 2013 TO

PROSPECTUS DATED OCTOBER 7, 2013

1. The following replaces the paragraph under “Management” on page 4 with the following:

Investment Adviser and Portfolio Managers.  Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Jordan Dekhayser and Robert Anstine, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since inception of the Fund and October 2013, respectively.

2. The following replaces the paragraphs under “Description of Fund Management – Portfolio Managers” on page 17:

NTI manages assets collectively on a team basis, which allows the firm to maintain continuity of the investment management process. NTI’s Chief Investment Officer leads various teams with respect to strategic overall investment management decisions and the development of investment strategies. Senior investment professionals from NTI’s portfolio management teams are involved in various aspects of managing the FlexShares Funds. Portfolio managers within each specialized team are responsible for the day-to-day management of specific investment strategies and funds. The individual Portfolio Managers who, as a team, are collectively responsible for the day-to-day management of the Fund are:

Jordan Dekhayser is Vice President of NTI. Mr. Dekhayser joined NTI in 2008 and is responsible for managing various global index equity portfolios. Prior to joining NTI, he worked as a sales-trader at Deutsche Bank from 2003 to 2008.

Robert Anstine is Vice President of NTI. Mr. Anstine joined NTI in 2011 and is responsible for managing various global index equity portfolios. In addition, he has been involved with the investment management of the FlexShares equity index funds since their inception. Prior to joining NTI and since 2007, Mr. Anstine worked at Northern Trust as an operations manager.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund is available in the SAI.

Please retain this Supplement with your Prospectus for future reference.

FLEXSHARES® TRUST

FlexShares® STOXX® Global Broad Infrastructure Index Fund

SUPPLEMENT DATED OCTOBER 31, 2013 TO

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED OCTOBER 7, 2013

1. The disclosure as to the portfolio managers of the Fund in the table under the section “Portfolio Managers” on page 33 of the SAI is replaced with the following:

NAME OF FUND	PORTFOLIO MANAGERS
FlexShares® STOXX® Global Broad Infrastructure Index Fund	Jordan Dekhayser and Robert Anstine

2. The following disclosure is added under the section entitled “ Portfolio Managers – Accounts managed by the Portfolio Managers” beginning on page 33 of the SAI:

The table below discloses accounts within each type of category listed below for which Robert Anstine was jointly and primarily responsible for day-to-day portfolio management as of October 30, 2013.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Funds:	11	$4,050,000,000	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	19	$1,100,000,000	0	$0

3. As of October 31, 2013, Robert Anstine did not own any shares of the Fund.

4. Effective October 28, 2013, Shaun Murphy and Chad M. Rakvin are no longer portfolio managers of the Fund. All references to Messrs. Murphy and Ravkin in the SAI are hereby deleted.